Exhibit 99.1

1 Investor Presentation KBW Southeast Bank Conference June 20, 2019

2 2 Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:(1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions;(2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion;(3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures;(4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company;(5) potential deterioration in real estate values;(6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin;(7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan- related document;(8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity;(9) liquidity risk affecting the bank’s ability to meet its obligations when they come due;(10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State;(11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios;(12) transaction risk arising from problems with service or product delivery;(13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards;(14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL);(15) strategic risk resulting from adverse business decisions or improper implementation of business decisions;(16) reputation risk that adversely affects earnings or capital arising from negative public opinion;(17) terrorist activities risk that results in loss of consumer confidence and economic disruptions;(18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events;(19) greater than expected noninterest expenses;(20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions;(21) excessive loan losses;(22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame;(23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel;(24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State;(25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors;(26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 3 South State Corporation: SSB Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta Announced Closures New Branch

4 4 How We Operate the Company Soundness Profitability Growth

5 5 1Q 19 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. GAAP Adjusted* Net Income (millions) $44.37 $44.82 EPS $1.25 $1.26 Return on Average Assets 1.21% 1.23% Return on Average Tangible Equity 14.66 14.80 Efficiency Ratio 63.24 62.52

6 6 Longer-term Targets Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8 - 9% New Dividend Payout Range 30-35% ROTCE 16 - 18%

7 7 Company Updates • Share Repurchases • 373,072 shares purchased in the second quarter at an average price of $73.38 • Termination of Pension Plan • One-time $9.5mm non-cash expense in 2Q 19 • Up to $1mm reduction in expense run rate • Selected nCino to implement a state-of-the-art commercial loan origination system

8 Soundness

9 9 Capital Adequacy 9.2% 10.5% 11.8% 12.8% 13.3% Tangible Common Equity / Tangible Assets Leverage Ratio CET1 Ratio Tier 1 Capital Ratio Total RBC Ratio SSB (3/31/19)

10 10 Asset Quality 0.63% 0.38% 0.29% 0.23% 0.26% 0.27% 2014 2015 2016 2017 2018 1Q 19 NPLs / Loans(1) 1.02% 0.63% 0.43% 0.25% 0.28% 0.27% 2014 2015 2016 2017 2018 1Q 19 NPAs / Assets(2) 121.1% 181.8% 250.7% 293.0% 340.9% 326.9% 2014 2015 2016 2017 2018 1Q 19 ALLL / NPLs(3) 0.16% 0.09% 0.06% 0.04% 0.04% 0.02% 2014 2015 2016 2017 2018 1Q 19 NCOs / Average Loans(4) 1) NPLs / Loans includes Acquired and Non-Acquired 2) NPAs / Assets = Non-acquired & Acquired non-credit impaired NPLs, all OREO & OAO / Total Assets. 3) ALLL / NPLs include Non-acquired only. 4) NCOs / Average Loans include Non-acquired only.

11 11 CRE Concentration Dollars in billions * Concentration limits calculated based upon bank level total Risk Based Capital (RBC). 1Q 19 Regulatory Guideline Balance % of RBC* Balance % of RBC* CRE $3.3 219% $4.5 300% Construction Land & Development $1.0 63% $1.5 100% $1.2 Billion in CRE Lending Capacity

12 12 Non-Interest Bearing DDA $3,220 Interest Bearing DDA $2,835 Savings $1,375 Money Market $2,727 Time Deposits $1,762 Other Borrowings $893 1Q 19 Funding Dollars in millions

13 Profitability

14 14 $4.11 $4.18 $2.93 $4.86 $1.25 $4.31 $4.55 $4.85 $5.50 $1.26 2015 2016 2017 2018 YTD 2019 EPS Adjusted* EPS (Non-GAAP) Earnings Per Diluted Share * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses, deferred tax asset revaluation, and FDIC loss share early termination.

15 15 Net Interest Margin 4.20% 4.13% 4.11% 4.18% 4.22% 4.14% 4.04% 3.98% 3.92% $86.0 $90.4 $91.7 $101.3 $114.5 $115.9 $115.6 $116.5 $114.1 $97.4 $99.0 $100.3 $112.3 $129.0 $129.6 $128.3 $126.4 $123.3 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Net Interest Margin NII - Excluding Accretion Net Interest Income Dollars in millions

16 16 Deposit Accounts 56% Mortgage Banking 8% Trust & Investment Services 23% Other 13% Fee Income $31.5 Million Revenue Composition 75% 74% 72% 75% 78% 80% 25% 26% 28% 25% 22% 20% 2014 2015 2016 2017 2018 YTD 2019 Noninterest Income Net Interest Income Excludes Securities Gains/Losses.

17 17 66.7% 65.6% 62.3% 59.4% 63.2% 60.0% 57.3% 59.5% 59.4% 62.5% 1Q 18 2Q 18 3Q 18 4Q 18 1Q 19 Efficiency Ratio Adjusted* Efficiency Ratio Efficiency Ratio * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

18 18 Operating Leverage Balance Sheet Growth • Increased on-hand liquidity by over $600 million • $350 million in new longer term borrowings • $272 million increase in deposits • Fund future loan / security growth Expense Management • Savings of $13 million (pre-tax) identified • Includes previously announced branch consolidations • Consists of FTE reductions (98), contract re- negotiations, and process improvements/efficiencies • 75% realized in 2019, remainder by 1Q 2020 Capital Management • Utilize capital build for future growth • In current environment, continued systematic repurchase of shares

19 19 $0.74 $0.82 $0.98 $1.21 $1.32 $1.38 $0.38 $0.40 2013 2014 2015 2016 2017 2018 YTD 2019 2Q19 Dividend Declared* Dividend per Common Share Common Stock Dividends CAGR Calculated based on 1Q 13 dividend of $0.18 to 2Q 19 dividend of $0.40. * 2Q 19 dividend of $0.40 declared 04/25/2019 with a record date of 5/10/2019 and paid on 5/17/2019. $0.78

20 20 $12.38 $14.43 $23.49 $31.89 $47.49 $48.87 - 10.00 20.00 30.00 40.00 50.00 60.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 1Q 19 TBV Cumulative Dividend Tangible Book Value + Cumulative Dividends 15 year increase of 295% $ Cumulative Dividends begin January 1, 2006.

21 Growth

22 22 Market Demographics Source: S&P Global Market Intelligence. 71% of Branch Footprint in High Growth Markets 2.7x 2.3 2.3 2.3 2.0 2.0 1.7x 1.7 1.6 1.3 1.2 MSA Branches Myrtle Beach 10 Charleston 24 Hilton Head 9 Raleigh 1 Charlotte 22 Wilmington 4 Greenville 14 Savannah 7 Columbia 9 Augusta 12 Richmond 8 National Average 3.56% Growth >2x Nation Growth 1-2x Nation Population Growth 2019 - 2024

23 23 SSB Footprint Market Share Rank Institution Deposits Market Share 1 BB&T / SunTrust $ 36.1 20.3% 2 Wells Fargo & Co. 32.6 18.3 3 Bank of America Corp. 22.6 12.7 4 First Citizens BancShares Inc. 11.9 6.7 5 South State Corp. 11.7 6.6 6 Toronto-Dominion Bank 4.7 2.7 7 United Community Banks Inc. 4.7 2.6 8 Synovus Financial Corp. 4.5 2.5 9 Regions Financial Corp. 3.1 1.8 10 Fifth Third Bancorp 3.0 1.7 Source: S&P Global Market Intelligence. Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions. Dollars in billions

Selected Markets

Charleston

	Branches	Deposits	Share
1 Wells Fargo & Co. (CA)	23	$ 3,267	23.5%
2 Bank of America Corp. (NC)	16	2,196	15.8
3 South State Corporation (SC)	**24**	**1,778**	**12.8**
4 BB&T / SunTrust	23	1,418	10.2
5 First Citizens BancShares Inc. (NC)	17	932	6.7
6 Synovus Financial Corp. (GA)	9	697	5.0
7 Carolina Financial Corp. (SC)	8	677	4.9
8 Pinnacle Financial Partners (TN)	11	572	4.1
9 Toronto-Dominion Bank	6	413	3.0
10 Bank of South Carolina Corp. (SC)	4	383	2.8

Charlotte

	Branches	Deposits	Share
1 Wells Fargo & Co. (CA)	82	$ 8,819	23.3%
2 BB&T / SunTrust	95	8,107	21.4
3 Bank of America Corp. (NC)	58	5,897	15.6
4 Fifth Third Bancorp (OH)	38	3,072	8.1
5 First Citizens BancShares Inc. (NC)	45	2,630	6.9
6 South State Corporation (SC)	**22**	**1,573**	**4.2**
7 F.N.B. Corp. (PA)	14	821	2.2
8 Pinnacle Financial Partners (TN)	9	779	2.1
9 PNC Financial Services Group (PA)	17	684	1.8
10 First Horizon National Corp. (TN)	14	546	1.4

Greenville

	Branches	Deposits	Share
1 BB&T / SunTrust	38	$ 2,919	18.4%
2 Bank of America Corp. (NC)	18	2,298	14.5
3 Wells Fargo & Co. (CA)	23	1,829	11.5
4 Toronto-Dominion Bank	19	1,684	10.6
5 South State Corporation (SC)	**14**	**1,088**	**6.9**
6 First Citizens BancShares Inc. (NC)	18	891	5.6
7 Southern First Bancshares Inc (SC)	4	839	5.3
8 United Community Banks Inc. (GA)	15	818	5.2
9 Travelers Rest Bancshares Inc. (SC)	10	655	4.1
10 GrandSouth Bancorp. (SC)	4	525	3.3

Richmond

	Branches	Deposits	Share
1 BB&T / SunTrust	74	$ 6,021	27.7%
2 Wells Fargo & Co. (CA)	56	4,672	21.5
3 Union Bkshs Corp (VA)	31	2,998	13.8
4 Bank of America Corp. (NC)	21	2,088	9.6
5 TowneBank (VA)	9	860	4.0
6 Southern National Bncp of VA (VA)	13	846	3.9
7 C&F Financial Corp. (VA)	16	840	3.9
8 Community Bankers Trust Corp (VA)	12	609	2.8
9 Bay Banks of Virginia, Inc. (VA)	9	463	2.1
11 South State Corporation (SC)	**8**	**414**	**1.9**

Source: S&P Global Market Intelligence. MSA Deposit Data as of 6/30/18. Includes combined counties of operation for SSB; excludes money center or super regional branches with greater than $1.0 Billion in deposits. Deposit data pro forma for any announced transactions.
Dollars in millions

24

SOUTH STATE

25 25 BBT / STI Branch Overlap Charlotte 50% Greenville 79% Richmond 63% Charleston 70% Savannah 86% Raleigh 59% Source: S&P Global Market Intelligence as of 12/31/2018. Percentage overlap of BBT / STI branches within a 2 mile radius of each other. South State

26 26 Economic Highlights Richmond Columbia Greenville Charlotte Charleston Wilmington Savannah Myrtle Beach Raleigh Atlanta Augusta

27 Appendix

28 28 Appendix Contents Share Repurchase Activity 29 Pension Plan Termination 30 Average Interest Earning Assets 31 Accretable Yield 32 Loan Portfolio 33 - 36 Investment Portfolio 37 Deposits 38 Lines of Business 39– 41

29 29 Share Repurchase Activity 2018 Total • 1,000,000 shares • $68.43 per share average • $68.4 million 1Q19 • 500,000 shares • $66.58 per share average • $33.3 million 2Q19 • 373,072 shares in 2Q through 6/14/19 • $73.38 per share average • $27.4 million 2019 Total • 873,072 shares • $69.46 per share average • $60.7 million Total Since 2018 • 1,873,072 shares repurchased • 5.1% of Average Shares Outstanding 2019 - Forward • 126,928 shares remain under current plan • 2 million additional shares authorized by Board

30 30 Pension Plan Termination Balance Sheet • Net unrealized loss of $7.7mm pre-tax in AOCL • Net pension plan asset of $1.8mm pre-tax • After-tax reduction in TBV per share of $0.05 • Risk Based Capital ratios reduced ~4 – 8 bps Income Statement • One-time expense to recognize net unrealized losses and net pension plan asset in 2Q 19 ($9.5mm non-cash charge) • Reduction in annual expense run rate of ~$0.5 – 1mm

31 31 Average Interest Earning Assets Dollars in millions Quarterly Averages Assets % of Earning Assets 4Q 18 % of Earning Assets 1Q 19 Change Short-Term Investments 1.4% $ 173 1.9% $ 249 $ 76 Investment Securities 12.2 1,548 11.9 1,515 (33) Loans – Acquired 25.0 3,175 23.0 2,947 (228) Loans – Non-acquired 61.2 7,753 63.1 8,076 323 Loans 86.2 $ 10,928 86.1 $ 11,023 $ 95 Loans Held for Sale 0.2 25 0.1 19 (6) Total Interest Earning Assets $ 12,674 $ 12,806 $ 132

32 32 Accretable Yield First Quarter 2019 (Yields Annualized) Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Acquired Credit Impaired $ 7.1 $5.9 $13.0 5.35% 11.20% Acquired NonCredit Impaired 29.9 3.2 33.1 4.83 5.42 Total $37.0 $9.1 $46.1 4.92% 6.34% Dollars in millions 18.3% 12.5% 9.4% 10.3% 6.7% 6.4% 5% 10% 15% 20% 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 Accretion / Total Interest Income SBFC PSTB SBFC Re-cast PSTB Re-cast

33 33 Acquired Loan Portfolio As of March 31, 2019 Acquired Loans UPB Discount Carrying Value Accretable Yield / Disc Credit Impaired $ 514.1 (A) ($61.9) $ 452.3 (B) $107.0 Non-Credit Impaired 2,408.9 (30.2) 2,378.7 30.2 Total $ 2,923.0 ($92.1) $ 2,831.0 $137.2 (A) Represents total loan discount made up of $15.2 million credit mark ($24.3 million total non-accretable difference less $9.1 million interest portion of non-accretable difference) and a non-credit discount of $46.7 million (B) Represents cash flows of principal totaling $46.7 million and interest totaling $60.3 million that are expected to be received in future periods and will be recognized as interest income Dollars in millions

34 34 $3,468 $4,221 $5,241 $6,492 $7,933 $8,311 $2,248 $1,783 $1,439 $4,127 $3,080 $2,831 $5,716 $6,004 $6,680 $10,619 $11,013 $11,142 2014 2015 2016 2017 2018 1Q 19 Non Acquired Acquired* Loan Portfolio Mix Dollars in millions *Acquired loans are net of discounts.

35 35 1Q 19 Loan Characteristics Floaters $2,395 22% Hybrid ARMs $2,484 22% Adjustable $93 1% Fixed $6,086 55% Maturity or Repricing <1 year 29% 1 - 5 years 34 5+ years 37 Overall Weighted Average Life of 3-4 Years Dollars in millions

36 36 1Q 19 Loans Organic Growth Non-acquired Loan Growth 5% Annualized Relationship Driven Top 25 7.3% of Total loans Average Loan Size $129,461 Asset Quality NPAs/Assets 0.27% Non-acquired Charge-offs 0.02% Consumer 37.2% Commercial Real Estate 29.4% Commercial 33.4% Loans by Type NC $2.0 Other $0.4 SC $6.0 GA $2.2 VA $0.6 Loans by State (Billions) Organic Growth Relationship Driven Top 25 7.3% of Total loans Average Loan Size $129,461 Asset Quality

37 37 Agency Mortgage- Backed Securities 69% State & Municipal AFS 12% SBA 14% U.S. Agency/GSE Debentures 5% 1Q 19 Investment Portfolio Composition Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield 2.8% Weighted Average Life 4.4 years Effective Duration 3.9 Total Carrying Value $1.5 Billion Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FHLB stock or investment in unconsolidated subsidiaries.

38 38 1Q 19 Transaction Deposits ~267,000 accounts Relationship Based Avg. Balance $12,800 Avg. Age 10 Years Consumer Digital Banking Online Banking ~266,000 users Mobile App ~174,000 users DDA & Loan New Accounts ~9% Digital Debit Card Annual Transactions ~103 million 273,000 $3.2 187,000 $2.7 # of Accounts Dollar Balance (billions) Non-interest Checking Interest Checking

39 39 Wealth $5,310 $4,943 $5,511 $4,170 $3,933 $3,828 1Q 19 2018 2017 2016 2015 2014 Assets Under Management or Care (millions) $7,269 $30,229 $25,401 $19,764 $20,117 $18,344 YTD 2019 2018 2017 2016 2015 2014 Noninterest Income (thousands)

40 40 Mortgage Banking $295 $1,514 $1,577 $1,404 $1,379 $1,195 YTD 2019 2018 2017 2016 2015 2014 Production (millions) $2,385 $13,590 $17,954 $20,547 $21,761 $16,170 YTD 2019 2018 2017 2016 2015 2014 Noninterest Income (thousands)

41 41 Branch Network Total Branches 12/31/2009 48 Acquired 201 De Novo 1 Consolidated or sold (82) Total Branches 3/31/19 168 Announced branch closures (12) Pro Forma Total Branches 3/31/19 156 Average deposits per branch 6/30/2009 $ 46 3/31/2019 71 Dollars in millions Average deposits per branch based on total deposits and branch count per company filings.

42 42 Analyst Coverage Brean Capital FIG Partners Keefe, Bruyette & Woods Piper Jaffray Sandler O’Neill Stephens SunTrust Robinson Humphrey

43 43 Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.SouthStateBank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President Chief Financial Officer James C. Mabry IV Executive Vice President Investor Relations and Mergers & Acquisitions

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